Atlas Insurance Trust
Supplement dated November 20, 2006, to
Prospectus and Statement of Additional Information dated April 30, 2006

At a meeting held on November 14, 2006, the Atlas Insurance Trust’s Board of Trustees unanimously approved the liquidation of the Atlas Balanced Growth Portfolio on or about February 26, 2007.